                        SETTLEMENT AGREEMENT AND RELEASE

        THIS SETTLEMENT AGREEMENT AND RELEASE, (this "AGREEMENT"), is entered into by and between Mark Anderson, an individual ("ANDERSON"); House of Daniels, Inc. dba Golden Gate Distributing Company, a California corporation ("HOUSE OF DANIELS"); Laz-Bev Inc. dba, Tri-Eagle Beverage, a California corporation ("TRI-EAGLE"); Dr. Vijay Mallya, an individual ("MALLYA"); Mendocino Brewing Company, Inc. a California corporation ("MBC"); Mesa Beverage Co., Inc. a California corporation ("MESA"); and United Breweries of America, Inc., a Delaware corporation ("UBA") (collectively, the "PARTIES" and each individually a "PARTY"), on the terms and conditions set forth herein.

        A. On or about April 1, 2003, House of Daniels initiated a civil action in the Superior Court of California, County of Marin, entitled HOUSE OF DANIELS, INC. DBA GOLDEN GATE DISTRIBUTING V. MENDOCINO BREWING COMPANY, ET AL., Case No. CV 031489 (the "ACTION").

        B. Subsequently, MBC filed a cross-complaint in the Action (the "MBC CROSS-COMPLAINT"); House of Daniels amended its pleadings culminating in the filing of a Third Amended Complaint (the "OPERATIVE COMPLAINT"); and Mesa and Tri-Eagle jointly filed a cross-complaint against MBC (the "MESA CROSS-COMPLAINT").

        C. As used in this Agreement, (1) the term "ACTION" shall mean the lawsuit identified by name and case number in Recital A, above, and shall include, without limitation, the Operative Complaint, all complaints filed prior thereto by House of Daniels (the "PRIOR COMPLAINTS"), the MBC Cross-Complaint, and the Mesa Cross-Complaint; (2) the term "CLAIMS" shall include all claims asserted by and in the Operative Complaint, the Prior Complaints, and/or the MBC Cross-Complaint (but not by or in the Mesa Cross-Complaint); and (3) the term "INDEMNITY CLAIMS" shall mean all claims asserted by and in the Mesa Cross-Complaint (but not by or in the Claims).

        D. The Parties now wish to resolve all Disputes (as defined in Section 5(a)(ii), below) and Claims between them, as of the Effective Date, PROVIDED, that MBC on the one hand, and Mesa and Tri-Eagle on the other hand, and only those parties, do not intend hereby to agree, and are not herein agreeing, to resolve the Indemnity Claims.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, and each of them, do hereby agree as follows.

                                    AGREEMENT

        1.      EFFECTIVE DATE.

                This Agreement shall be effective as of and on the date on which all of the Parties have executed this Agreement, such date being referred to herein as the "EFFECTIVE DATE." For purposes of clarity, it is understood and agreed that this Agreement shall not become effective as to any Party unless and until all Parties have executed it.

        2.      PAYMENTS BY MBC; INSTALLMENTS.

                a. SETTLEMENT AMOUNT; INSTALLMENT SCHEDULE. In complete and final settlement of the Claims and Disputes as described more fully below, MBC shall pay to House of Daniels a total of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) in three installment payments (the "SETTLEMENT AMOUNT"), to be made in the amounts and on or by the dates set forth below:

                        (i) January 31, 2005 - Four Hundred Thousand and 00/100 Dollars ($400,000.00);

                        (ii) June 30, 2005 - Three Hundred Thousand and 00/100 Dollars ($300,000.00);

                        (iii) December 31, 2005 - Two Hundred Thousand and 00/100 Dollars ($200,000.00).

        Payment shall be made by wire, bank draft, cashiers check, or other commercially reasonable method as to be mutually agreed by the Parties.

                b. SUBORDINATION. Anything to the contrary herein notwithstanding, MBC's obligation to pay the Settlement Amount shall be subordinate to the claims of all of MBC's existing and future secured creditors (other than UBA), including but not limited to Savings Bank of Mendocino County and CIT Group/Credit Finance, Inc. From time to time after the Effective Date House of Daniels shall, at MBC's expense, execute and deliver to all such secured creditors, or cause to be so executed and delivered, any further instruments or agreements evidencing or effecting such subordination, and shall take all other actions as such secured creditors may reasonably request, in order to more effectively carry out the purposes expressed in this paragraph.

                c. INTEREST. Any balance unpaid on the installment payments shown above, commencing on the first working day following the date on which due, shall accrue interest at the simple rate of 6% per annum.

        3.      GUARANTY BY UBA.

                Within ten (10) business days of the Effective Date, UBA shall provide House of Daniels with a written guaranty for the installment payments to be made by MBC pursuant to the schedule set forth in Section 2, above. The guaranty shall be in the form attached hereto as EXHIBIT A, and shall not be subordinate to any other creditor of UBA.

        4.      DISMISSAL WITH PREJUDICE.

                Within three (3) business days following the Effective Date, the Parties shall jointly cause to be filed with the Marin County Superior Court a dismissal WITH PREJUDICE of the Operative Complaint and the MBC Cross-Complaint, (i.e., of all the Claims), in the form attached hereto as EXHIBIT B (the "DISMISSAL"). The Dismissal shall not include the Mesa

Cross-Complaint, (i.e., the Indemnity Claims), which is expressly carved out of or excepted from this Agreement.

        5.      GENERAL RELEASE.

                a. CERTAIN DEFINED TERMS. For purposes of this entire Agreement, the following terms shall have the meanings given to them below.


                        (i) "ANDERSON PARTIES" shall mean Anderson and his spouse and other family members, heirs, executors, administrators, legal representatives, agents, assigns, any trusts of which he is or may be a beneficiary and any trustees of such trust, employees, attorneys, accountants and representatives, and all others claiming under or through him, and each of them.

                        (ii) "DISPUTES" shall mean any and all manner of actions, causes of action, suits, debts, liens, liabilities, claims, demands, damages, losses, penalties, termination fees, lost profits, indemnities, costs, fees or expenses, of any kind or nature whatsoever, presently known or unknown, arising from or in any way related to the factual matters pleaded, or which could have been pleaded, in the Operative Complaint or MBC Cross-Complaint and/or arising from or in any way related to the business relationship or any and all prior dealings between MBC (or its affiliates) and the House of Daniels (or its affiliates).

                        (iii) "HOUSE OF DANIELS PARTIES" shall mean House of Daniels and its parents, subsidiaries, affiliates and successors, predecessors, shareholders and assigns, and each of them, and their respective past, present, and future officers, directors, officers, shareholders, members, partners, principals, proprietors, grantees, agents, employees, attorneys, accountants and representatives, and all others claiming under or through them or it, including, without limitation, spouses of shareholders or other stakeholders in the entities.

                        (iv) "MALLYA PARTIES" shall mean Mallya and his spouse and other family members, heirs, executors, administrators, legal representatives, agents, assigns, any trusts of which he is or may be a beneficiary and any trustees of any such trust, employees, attorneys, accountants and representatives, and all others claiming under or through him, and each of them.

                        (v) "MBC PARTIES" shall mean MBC and its parents, subsidiaries, affiliates and successors, predecessors, shareholders and assigns, and each of them, and their respective past, present, and future officers, directors, officers, shareholders, members, partners, principals, proprietors, grantees, agents, employees, attorneys, accountants and representatives, and all others claiming under or through them or it, including, without limitation, spouses of shareholders or other stakeholders in the entities.

                        (vi) "MESA PARTIES" shall mean Mesa and its parents, subsidiaries, affiliates and successors, predecessors, shareholders and assigns, and each of them, and their respective past, present, and future officers, directors, officers, shareholders, members, partners, principals, proprietors, grantees, agents, employees, attorneys, accountants and representatives, and all others claiming under or through them or it, including, without limitation, spouses of shareholders or other stakeholders in the entities.

                        (vii) "TRI-EAGLE PARTIES" shall mean Tri-Eagle and its parents, subsidiaries, affiliates and successors, predecessors, shareholders and assigns, and each of them, and their respective past, present, and future officers, directors, officers, shareholders, members, partners, principals, proprietors, grantees, agents, employees, attorneys, accountants and representatives, and all others claiming under or through them or it, including, without limitation, spouses of shareholders or other stakeholders in the entities.

                        (viii) "UBA PARTIES" shall mean UBA and its parents, subsidiaries, affiliates or other related parties, successors, predecessors, assigns and trusts, and each of them, and their respective past, present and future officers, directors, officers, stockholders, members, partners, principals, proprietors, trustees, beneficiaries, grantees, agents, employees, attorneys, accountants and representatives, and all others claiming under or through them or it, including, without limitation, spouses of shareholders or other stakeholders in the entities.

                        (ix) "RELEASED PARTIES" shall mean the Anderson Parties, the House of Daniels Parties, the Mallya Parties, the MBC Parties, the Mesa Parties, the Tri Eagle Parties, and the UBA parties.

                b. RELEASES BY THE PARTIES. Except for the rights and obligations created by and set forth in this Agreement, none of which rights and obligations are impaired or abrogated by the releases set forth herein, each of the Parties, and those claiming under them, do hereby, as of and upon the Effective Date, release and forever discharge the other Parties as follows:

                        (i) RELEASE BY ANDERSON. Anderson hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which Anderson now has by reason of any matter, including but not limited to those arising out of or related to the Action, the Operative Complaint, the Prior Complaints, the Claims, and/or the contractual and business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates) or the termination and/or transfer thereof.

                        (ii) RELEASE BY HOUSE OF DANIELS. The House of Daniels hereby releases and forever discharges the Anderson Parties, the Mallya Parties, the MBC Parties, the Mesa Parties, the Tri-Eagle Parties, and the UBA Parties, and each of them, from any and all known and unknown Claims and Disputes which the House of Daniels now has by reason of any matter, including but not limited to those arising out of or related to the Action, the Operative Complaint, the Prior Complaints, the Claims, and/or the contractual and business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates) or the termination and/or transfer thereof.

                        (iii) RELEASE BY MALLYA. Mallya hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which Mallya now has by reason of any matter, including but not limited to those arising out of or related to the Action, the Operative Complaint, the Prior Complaints, the Claims, and/or the contractual and business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates) or the termination and/or transfer thereof.

                        (iv) RELEASE BY MBC. MBC hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which MBC now has by reason of any matter, including but not limited to those arising out of or related to the Action, the Operative Complaint, the Prior Complaints, the Claims, and/or the contractual and business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates) or the termination and/or transfer thereof.

                        (v) RELEASE BY MESA. Mesa hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which Mesa now has by reason of any matter arising out of or related to the Action, the Operative Complaint, the Prior Complaints and/or the Claims.

                        (vi) RELEASE BY TRI-EAGLE. Tri-Eagle hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which Tri-Eagle now has by reason of any matter arising out of or related to the Action, the Operative Complaint, the Prior Complaints and/or the Claims.

                        (vii) RELEASE BY UBA. UBA hereby releases and forever discharges the House of Daniels Parties from any and all known and unknown Claims and Disputes which UBA now has by reason of any matter, including but not limited to those arising out of or related to the Action, the Operative Complaint, the Prior Complaints, the Claims, and/or the contractual and business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates) or the termination and/or transfer thereof.

        6.      SECTION 1542 WAIVER.

                As part of the consideration and as inducement for the execution of this Agreement and for the releases herein granted, each of the Parties, with full knowledge and with the specific intent to hereby waive any and all rights or benefits which they may now have or may in the future have, arising out of or related to the Claims and/or facts or circumstances underlying and surrounding the Action, and to release all of the Disputes described in Section 5, above, whether known or unknown, does hereby expressly and unequivocally waive the provisions of Section 1542 of the California Civil Code, which reads as follows:

        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        7.      NO ADMISSION OF LIABILITY.

                Under no circumstances shall this Agreement, any of its terms and conditions, and/or the Parties' agreement to be bound by its terms and conditions be treated by any Party for any purpose as an express or implied statement or admission of liability for any of the alleged wrongdoing asserted in the Action.

        8.      CONFIDENTIALITY; LIMITED DISCLOSURE.

                a. DISCLOSURES REQUIRED BY THE SEC. The Parties understand and acknowledge (i) that MBC and its affiliates may be required to, and, if so advised by their counsel, will disclose the existence and terms of this Agreement to the Securities and Exchange Commission (the "SEC"), the shareholders of MBC, and the general public through various reports and statements which they are required to file and distribute under the rules and regulations of the SEC; (ii) that certain of such filings will require the filing with the SEC of an actual copy of this Agreement as well as a description of the principal terms thereof; and (iii) that MBC and its affiliates will disclose the existence and terms of this Agreement to its existing and future lenders. All Parties hereto agree that MBC and its affiliates may make such disclosures and consent to such disclosures.

                b. CONFIDENTIALITY. Notwithstanding the disclosures described in paragraphs (a) and (c) of this Section 8, no Party hereto shall publicly or privately disclose or authorize the disclosure of the existence or terms of this Agreement to (i) any third party, including but not limited to persons in the alcoholic beverages industry and members of the media, or (ii) any of its employees or agents, except its directors, officers, other employees or agents with a need-to-know the terms hereof, and such attorneys, auditors, accountants or bookkeepers as may be necessary to report and account properly for the transaction outlined herein, but only to the extent that such disclosure is strictly necessary in order to comply with this Agreement or a corporate purpose. In response to any inquiry about the Action, a Party shall be limited to stating that the dispute has been resolved to the mutual satisfaction of all concerned.

                c.      OTHER REQUIRED DISCLOSURES. Notwithstanding paragraph
(b), above, any Party may disclose the existence or terms of this Agreement in order to comply with applicable laws, rules, and regulations, or any duly issued order of a court of law or an administrative agency.

        9.      NON-DISPARAGEMENT.

                Anderson, House of Daniels, Mallya, MBC and UBA (the "Refraining Parties") agree that they will not, whether in connection with the Action, this Agreement, or the business relationship between MBC (or its affiliates) and House of Daniels (or its affiliates), and the termination and/or transfer thereof, disparage the personal and/or business reputations of any other Refraining Party.

        10.     ATTORNEYS' FEES.

                Should any Party commence a court suit, an arbitration or other proceeding to interpret or enforce the terms of this Agreement, the prevailing party in that action shall be entitled to recover its reasonable attorneys' fees and costs in connection therewith.

        11.     GOVERNING LAW; CONSENT TO JURISDICTION.

                This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of California, without regard to any contrary conflicts of laws or choice of laws principles of that or any other jurisdiction. All Parties hereto agree that any action to enforce or interpret the terms of this Settlement Agreement or the Guaranty Agreement attached as Exhibit A may be brought in any court of competent jurisdiction in the State of California, in the County of Marin or the City and County of San Francisco, and, in any such action, shall be deemed to have consented to personal jurisdiction in any otherwise competent state or federal court in the State of California.

        12.     NOTICES.

                All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (i) in the case of personal delivery, upon delivery, (ii) in the case of facsimiles upon transmission (if sent during normal business hours with confirmed transmission), (iii) in the case of overnight couriers, the next day with confirmed receipt, and (iv) in the case of mailings, upon the date five (5) days after mailing (certified or registered mail, airmail if international), in each case to the address or facsimile number shown in this Agreement or designated in writing hereafter by such party in accordance with this Section.

        If to House of Daniels:      Peter L. Daniels
                                     House of Daniels, Inc.
                                     12 Harbor Drive
                                     Novato, CA  94945
                                     Facsimile: (415) 892-5750

                                     cc: Robert K. Carrol, Esq.
                                     Nixon Peabody LLP
                                     Two Embarcadero Center 27th Floor
                                     San Francisco CA  94111
                                     Facsimile: (415) 984-8300

If to MBC:                           Yashpal Singh
                                     Mendocino Brewing Company, Inc.
                                     1601 Airport Road
                                     Ukiah, CA  96482
                                     Facsimile: (707) 463-0140

                                     cc: Mark L. Venardi, Esq.
                                     Venardi Elam LLP
                                     The Ordway Building, Suite 445
                                     One Kaiser Plaza
                                     Oakland, CA  94612
                                     Facsimile: (510) 452-4303

If to UBA:                           Anil Pisharody
                                     United Breweries of America, Inc.
                                     2400 Bridgeway, Suite 290
                                     Sausalito, CA  94965
                                     Facsimile: (415) 289-1410

                                     cc: Naomi Rustomjee, Esq.
                                     Coblentz, Patch Duffy & Bass LLP
                                     One Ferry Building, Suite 200
                                     San Francisco, CA  94111
                                     Facsimile: (415) 989-1663

If to Mallya:                        Dr. Vijay Mallya
                                     c/o Naomi Rustomjee, Esq.
                                     Coblentz, Patch Duffy & Bass LLP
                                     One Ferry Building, Suite 200
                                     San Francisco, CA  94111
                                     Facsimile: (415) 989-1663

If to Mesa:                          Jack F. Studebaker, Esq.
                                     Mesa Beverage Co.
                                     8870 Liquid Court
                                     San Diego, CA  92121

                                     cc: Sivan Gai, Esq.
                                     Bingham McCutchen LLP
                                     Three Embarcadero Center
                                     San Francisco, CA  94111

If to Tri-Eagle:                     Scott Barnett
                                     Chief Financial Officer
                                     Tri-Eagle Beverage
                                     5200 District Boulevard
                                     Bakersfield, CA  93313

                                     cc: Sivan Gai, Esq.
                                     Bingham McCutchen LLP
                                     Three Embarcadero Center
                                     San Francisco, CA  94111

        13.     AUTHORIZATION.

                Each Party represents and warrants that he or it is authorized to enter into this Agreement. Each Party further represents and warrants that the individual executing this Agreement on its behalf is duly authorized for that purpose and has the power and authority to bind it, and the additional parties on whose behalf the respective releases contained herein are executed, to the terms thereof.

        14.     WARRANTY OF NON-ASSIGNMENT AND SOLE OWNERSHIP OF CLAIMS AND
                DISPUTES.

                a. Each Party represents and warrants that he or it has not assigned or otherwise transferred any of the Claims or Disputes released herein, or any interest in any such claim, to any third party, related party, shareholder, insurer, or other person, and that said Party is the sole and lawful owner of each and every claim he or it has released in this Agreement.

                b. Each Party hereto agrees and acknowledges that this Agreement is a binding contract that shall operate to bar all litigation, claims, suits, and demands of every kind by him or it against any of the Released Parties as and to the extent provided above, and understands that all such claims are fully and finally settled, compromised and released hereby. Each Party hereto further agrees that, by acknowledging and warranting his or its sole ownership of and non-assignment of the Claims and Disputes released herein, he or it is warranting that no other person will bring litigation, claims, suits, or demands of any kind or nature against any of the Released Parties asserting standing to bring any Claims or Disputes released by the Party herein, and further agrees to indemnify and hold harmless any of the Released Parties against which or whom such Claims or Disputes are asserted.

        15. INTEGRATED AGREEMENT; NO UNSTATED/OUTSIDE INDUCEMENT; NO ORAL MODIFICATION.

                This Agreement represents the sole and entire understanding of the Parties with respect to the subject matter thereof, and supersedes any prior or contemporaneous agreements or understandings, oral, written, express or implied, between the Parties thereon. Each Party represents and acknowledges that no other Party hereto has made any statement, representation, warranty or guarantee in connection herewith, except for the Guaranty Agreement between UBA and House of Daniels (referenced in Section 3 above and attached hereto as Exhibit A) and as otherwise expressly set forth herein, which acted as an inducement for him or it to enter into this Agreement or upon which he or it relied. This Agreement shall not be amended or modified except in a writing executed by duly authorized representatives of all the entity Parties and by the individual Parties. A purported oral amendment or modification of this Agreement shall have no force or effect on any Party.

        16.     NO WAIVER.

                No failure by a Party to enforce a term of this Agreement on one occasion shall be deemed to be a waiver of his or its right to pursue enforcement of that same term or some other term on another occasion.

        17.     GENERAL PROVISIONS.

                a. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original.

                b. A faxed signature page shall be deemed and treated as an original for all purposes. In the event that any Party or a court of law or other governmental authority requests an original signature, the Party to whom the request is made shall promptly provide the original signature page to the requesting Party or authority.

                c. This Agreement shall be construed as if drafted jointly by counsel for each of the Parties.

                d. Each of the provisions of this Agreement is severable from the others. If any section or portion of this Agreement is found invalid for any reason, the remaining terms, Sections and provisions shall remain binding, valid and enforceable between the Parties hereto.

                e. Each Party represents and warrants to the others that he or it has carefully read and fully understands all of the provisions of this Agreement and is voluntarily entering into this Agreement. Each Party acknowledges that he or it has been represented by counsel of his or its choice in connection with the preparation and execution of this Agreement.

                f. The Parties agree that, upon request, they shall do such further acts and deeds, and shall execute, acknowledge, deliver, and record such other documents and instruments as may be reasonably necessary to carry out the intent and purpose of this Agreement.

        PLEASE READ THIS AGREEMENT CAREFULLY. IT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS AS SET FORTH IN SECTIONS 5 AND 6 ABOVE.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of dates set forth their respective signatures, below, to be effective as of and on the Effective Date described in Section 1, above.

ANDERSON:

Dated: October 27, 2004                             /s/ Mark Anderson
                                            ------------------------------------
                                                       Mark Anderson


HOUSE OF DANIELS:                           HOUSE OF DANIELS, INC.
                                            a California corporation
                                            dba Golden Gate Distributing Company


Dated: October 28, 2004                     By:  /s/ Charles I. Daniels, Jr.
                                               ---------------------------------
                                                     Charles I. Daniels, Jr.
                                               Its:  President

MALLYA:

Dated: October 25, 2004                           /s/ Vijay Mallya
                                            ------------------------------------
                                                    Dr. Vijay Mallya


MBC:                                        MENDOCINO BREWING COMPANY, INC.


Dated: November 1, 2004                     By:   /s/ Yashpal Singh
                                               ---------------------------------
                                                    Yashpal Singh
                                                    Its:   President


MESA:                                       MESA BEVERAGE CO., INC.


Dated: November 1, 2004                     By:   /s/ Jack F. Studebaker
                                               ---------------------------------
                                                    Jack F. Studebaker
                                                    Its:   In-house Counsel


TRI-EAGLE:                                  LAZ BEV INC.
                                            a California corporation
                                            dba Tri-Eagle Beverage


Dated: November 1, 2004                           /s/ Scott Barnett
                                            ------------------------------------
                                                    Scott Barnett
                                            Its:    Chief Financial Officer


UBA:                                        UNITED BREWERIES OF AMERICA, INC.
                                            a Delaware corporation


Dated: October 25, 2004                     By:   /s/ Anil Pisharody
                                               ---------------------------------
                                                    Anil Pisharody
                                                    Its:   Secretary

APPROVED AS TO FORM:

NIXON, PEABODY LLP                          VENARDI & ELAM
Attorneys for House of Daniels              Attorneys for Anderson and MBC


                                                  /s/ Mark Venardi
---------------------------------------     ------------------------------------
Robert K. Carrol                            Mark Venardi

Dated:   November ____, 2004                Dated:   October 29, 2004




BINGHAM MCCUTCHEN, LLP                      COBLENTZ, PATCH, DUFFY & BASS, LLP
Attorneys for Mesa and Tri-Eagle            Attorneys for UBA and Mallya


                                                  /s/ Naomi Rustomgee
---------------------------------------     ------------------------------------
Sivan Gai                                   Naomi Rustomjee

Dated:   November ____, 2004                Dated:   October 25, 2004